UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2018

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)
The Compensation Committee of the Board of Directors (the "Compensation Committee") of Park National Corporation (“Park”) met on November 19, 2018 to determine the 2019 base salary (the “2019 Base Salary”) for each of Park’s executive officers, the incentive compensation for the twelve-month period ended September 30, 2018 (the "2018 Incentive Compensation") to be paid to each of Park’s executive officers and equity-based awards to be granted to Park's executive officers effective on January 1, 2019. In determining both base salary and incentive compensation, the Compensation Committee considers, as one of the relavent factors, Park’s performance relative to Park's peer bank holding companies, measured in each case by the return on average equity for the twelve-month period ended September 30, 2018. The 2019 Base Salary is effective January 1, 2019 and the 2018 Incentive Compensation is expected to be paid in March 2019.

The following table shows the 2019 Base Salary and the 2018 Incentive Compensation for each of Park's executive officers:

Name	2018 Base Salary	2019 Base Salary	2018 Incentive Compensation
C. Daniel DeLawder[1]	$575,000	$575,000	$265,000
David L. Trautman[2]	$785,000	$785,000	$370,000
Brady T. Burt[3]	$350,000	$375,000	$185,000
______________________________________
1 Mr. DeLawder serves as Chairman of the Board of each of Park and Park's national bank subsidiary The Park National Bank (“PNB”) and as a full-time executive employee of PNB.

2 Mr. Trautman serves as Chief Executive Officer and President of each of Park and PNB.

3 Mr. Burt serves as Chief Financial Officer, Secretary and Treasurer of Park and as Senior Vice President and Chief Financial Officer of PNB.

Park National Corporation 2017 Long-Term Incentive Plan for Employees - Performance-Based Restricted Stock Unit Awards
On November 19, 2018, the Compensation Committee granted awards (the “2019 PBRSU Awards”) of performance-based restricted stock units (“PBRSUs”) to each of Park’s executive officers, which 2019 PBRSU Award grants are to be effective on January 1, 2019, subject to the terms and conditions of Park’s 2017 Long-Term Incentive Plan for Employees (the “2017 Employees LTIP”) and the award agreements evidencing the 2019 PBRSU Awards.

The following table shows the minimum/target number of PBRSUs which may be earned (the “Target Award”) and the maximum number of PBRSUs which may be earned (the “Maximum Award”) in respect of the 2019 PBRSU Award granted to each of the executive officers of Park:

Name and Position	Target Award	Maximum Award
C. Daniel DeLawder Chairman of the Board of Park; Chairman of the Board and executive employee of PNB	2,250 PBRSUs	3,375 PBRSUs
David L. Trautman President and Chief Executive Officer of each Park and PNB	3,000 PBRSUs	4,500 PBRSUs
Brady T. Burt Chief Financial Officer, Secretary and Treasurer of Park; Senior Vice President and Chief Financial Officer of PNB	2,000 PBRSUs	3,000 PBRSUs

The number of PBRSUs earned and settled or, in the alternative, forfeited will be based upon Park’s performance, measured by Park’s cumulative return on average assets (“ROA”) for the three-year performance period beginning January 1, 2019 and ending December 31, 2021 (the “Performance Period”), as compared to the cumulative ROA results for the Performance Period for a peer group comprised of bank holding companies with between $3 billion and $10 billion in total consolidated assets (the “Peer Group”). However, no PBRSUs will be earned by any executive officer if Park’s consolidated net income for each fiscal year during the Performance Period has not equaled or exceeded an amount equal to 110% of all cash dividends declared and paid by Park during such fiscal year.
Park’s performance at the 50th percentile and the 80th percentile of the Peer Group’s performance will result in the executive officers earning PBRSUs representing the Target Award and the Maximum Award, respectively (interpolated on a straight line basis for performance at percentiles between these specified percentiles).
Any PBRSUs earned based on Park’s performance relative to the Peer Group will also be subject to a service-based vesting requirement. One-half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) on the date the Compensation Committee determines and certifies the number of PBRSUs earned in respect of the Performance Period (the “Certification Date”) if the executive officer is still employed by Park or one of Park's subsidiaries on the Certification Date. On the first anniversary of the Certification Date, the other half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) if the executive officer is still employed by Park or one of Park's subsidiaries on the first anniversary of the Certification Date. Subject to the terms of the award agreement evidencing each 2019 PBRSU Award, none of the Park common shares received by an executive officer upon settlement of earned and vested PBRSUs may be sold, transferred, assigned or otherwise similarly disposed of by the executive officer for a period of five years after the date of settlement.
Each award agreement evidencing a 2019 PBRSU Award also addresses the effect of termination of employment of an executive officer, the effect of a defined “Change in Control” for purposes of the 2017 Employees LTIP and events the occurrence of which will result in the forfeiture of the PBRSUs and any common shares delivered pursuant to the award agreement.

Item 9.01.    Financial Statements and Exhibits.
(a)    Not applicable.
(b)     Not applicable.
(c)     Not applicable.
(d)    Exhibits: The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.        Description

10.1Form of Performance - Based Restricted Stock Unit Award Agreement to be used to evidence awards of performance-based restricted stock units under the Park National Corporation 2017 Long-Term Incentive Plan for Employees after November 19, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: November 20, 2018	By:	/s/ Brady T. Burt
Brady T. Burt Chief Financial Officer, Secretary and Treasurer